UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 3, 2012

FIREMANS CONTRACTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-169384	27-0811315
(Commission File Number)	(IRS Employer Identification No.)

8200 Northeast Parkway, Suite 103 North Richland Hills, TX	76180
(Address of Principal Executive Offices)	(Zip Code)

(800) 475-1479

(Registrant's Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 3, 2012, the Board of Directors (the “Board”) of Firemans Contractors, Inc. (the “Company”) approved the amendment to our Articles of Incorporation to increase authorized Common Stock from 200,000,000 to 400,000,000 shares. The Amended Certificate of Incorporation was filed and become effective with the Nevada Secretary of State on the same date.

Item 9.01    Financial Statements and Exhibits

a) Financials

None

b) Exhibits
SIGNATURES

Exhibit #	Description
3.1	Amendment to Articles of Incorporation

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: August 10, 2012	By:	/s/ Nikolay Frolov
Name: Nikolay Frolov
Title: CFO

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